UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Material
☐	Soliciting Material Pursuant to Section 240.14a-12

Horizon Technology Finance Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Horizon Technology Finance Corporation

Proxy Campaign 2023

Executive Message to Stockholders

Hello, I’m Rob Pomeroy, Chairman and Chief Executive Officer of Horizon Technology Finance Corporation. I would like to thank you for being a stockholder and for your continued support of Horizon. By now, you should have received proxy materials in the mail or by email for the upcoming Annual Meeting of Stockholders to be held on May 25, 2023. It is important that your voice is heard, and that you vote at the upcoming Annual Meeting, regardless of the number of shares you own.

Stockholders are being asked to vote on two proposals. It is extremely important that we achieve a quorum of stockholders to vote on these proposals. It is critical you vote your shares now. The Board of Directors and I recommend that you vote “FOR” each of the proposals, which we believe will benefit Horizon and our stockholders as outlined in the information on each proposal found in the proxy materials. Thank you in advance for participating by voting your shares. Your support is appreciated as we continue to seek long term rewards for you, our stockholders.

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Horizon Technology Finance Corporation needs your vote
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Kristin Goodchild

From:	SPECIMEN <id@proxyvote.com>
Sent:	Wednesday, April 5, 2023 12:00 PM
To:	Butler, Laurie
Subject:	#HRZN23PXY# HORIZON TECHNOLOGY FINANCE CORPORATION 2023 AnnualMeeting of Stockholders %P89910_0_0123456789012345_0000001%

EXTERNAL EMAIL

Horizon Technology Finance

Be the vote that counts.
Proposal(s)

HORIZON TECHNOLOGY FINANCE CORPORATION

1

2023 Annual Meeting of Stockholders

May 25, 2023

VOTE NOW

Why Should I Vote?

As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

ProxyVote | **800.690.6903**

Important Information

For holders as of April 3, 2023

Vote Common Shares by: May 24, 2023

Control Number: 0123456789012345

This email represents the following share(s):

HORIZON TECHNOLOGY FINANCE CORPORATION	123,456,789,012.00000
HORIZON TECHNOLOGY FIN CORP	123,456,789,012.00000
HORIZON TECHNOLOGY FIN CORP	123,456,789,012.00000

2

HORIZON TECHNOLOGY FIN CORP	123,456,789,012.00000
HORIZON TECHNOLOGY FIN CORP	123,456,789,012.00000
HORIZON TECHNOLOGY FIN CORP	123,456,789,012.00000

View documents:

Proxy Statement | **10-K Report** |

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Horizon Technology Finance

Your vote is very important. Please vote your shares today.

The annual meeting of stockholders will be held on May 25, 2023. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-877-495-1346.**

0000 0000 0000 0000
NOTE: This is not an actual Control Number.
Please refer to the proxy card for
your unique Control Number.

0000 0000 0000 0000
NOTE: This is not an actual Control Number.
Please refer to the voting instruction form
for your unique Control Number.

WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-877-495-1346 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

QR CODE

WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the proxy card/voting instruction form enclosed.

MAIL

VOTE PROCESSING
Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Horizon Technology Finance

Our records indicate that you have not yet voted your shares.

The annual meeting of stockholders will be held on May 25, 2023. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-877-495-1346.**

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-877-495-1346 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

QR CODE

WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the proxy card/voting instruction form enclosed.

MAIL

VOTE PROCESSING
Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

HorizonTechnologyFinance
Nasdaq

Horizon Technology Finance

Horizon Technology Finance Corporation's Board of Directors recommends that you vote "**FOR**" the proposals described in the proxy materials.

Scan the code with your phone's camera to hear an important message from our Chairman and CEO, Robert D. Pomeroy, Jr.

Your vote is needed!

Dear Stockholder,

We are pleased to invite you to participate at our upcoming Annual Meeting of Stockholders ("Annual Meeting") to be held on May 25, 2023 at 9:30 a.m., Eastern Time, at our offices located at 312 Farmington Avenue, Farmington, CT 06032. At the Annual Meeting, stockholders are being asked to vote on two proposals, including a proposal to approve a new investment management agreement between the Company and its current investment adviser, Horizon Technology Finance Management LLC ("HTFM").

As described in greater detail in the enclosed proxy materials, our current investment adviser, HTFM recently entered into a purchase agreement to be acquired by an affiliate of Monroe Capital LLC. In order to permit HTFM to continue to provide investment advisory services to us after the closing of the acquisition, stockholders are being asked to approve a new investment management agreement.

We believe the acquisition of HTFM is consistent with our long-term strategy of aligning investment capabilities to create value for stockholders and will benefit us by allowing HTFM to participate in larger investment opportunities, thereby expanding our pool of potential investment opportunities.

We recommend you vote **"FOR"** each of the proposals.

It is important that your voice is heard, and that you vote at the upcoming Annual Meeting, regardless of the number of shares you own. It is extremely important that we achieve a quorum of stockholders in advance of the Annual Meeting to vote on the proposals in order to avoid an adjournment of the Annual Meeting. If you have any questions about voting, please contact your financial advisor or our proxy solicitor at 1-877-495-1346.

Thank you for your vote and continued support.

Sincerely,

Robert D. Pomeroy, Jr., Chairman and Chief Executive Officer

WAYS TO VOTE

PROXY QUESTIONS?
Call 1-877-495-1346

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-877-495-1346 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

QR CODE

WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the proxy card/voting instruction form enclosed.

MAIL

VOTE PROCESSING
Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

SAMPLE-LTR

Let's Vote on it.
Let your proxy vote be heard.
Horizon Technology Finance
YOUR VOTE MATTERS.
We've made it easy, so take two minutes right now on any device you prefer.
PHONE
TABLET
PC
Go to: www.proxyvote.com
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